As filed with the Securities and Exchange Commission on November 25, 1998

                                                               File Nos.
                                                               33-9994
                                                               811-4894

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form N- 1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre- Effective Amendment No.

   Post-Effective Amendment No. 18                  (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. 19                                 (X)

                            FRANKLIN MANAGED TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on [date] pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[X]  on February 1, 1998 pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:
Shares of Beneficial Interest of:

Franklin Rising Dividends Fund - Class A
Franklin Rising Dividends Fund - Class B
Franklin Rising Dividends Fund - Class C
Franklin Investment Grade Income Fund - Class A
Franklin Investment Grade Income Fund - Advisor Class


PROSPECTUS

FRANKLIN RISING DIVIDENDS FUND

Class A, B & C

INVESTMENT STRATEGY  GROWTH & INCOME

FEBRUARY 1, 1999



























[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

THE FUND

[Begin callout]
Information about the fund you should know before investing
[End callout]

[insert page #]  Goal and Strategies

[insert page #]  Main Risks

[insert page #]  Performance

[insert page #]  Fees and Expenses

[insert page #]  Management

[insert page #]  Distributions and Taxes

[insert page #]  Financial Highlights

YOUR ACCOUNT

[Begin callout]
Information about sales charges, account transactions and services
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
Where to learn more about the fund
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows]GOAL AND STRATEGIES

GOAL  The fund's principal investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS The fund invests primarily in common stocks of financially sound companies that have paid consistently rising dividends. These are companies that have:

[Begin callout]
As a fundamental policy, the fund will normally invest at least 65% of total assets in securities of companies that meet all of these criteria. The fund invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria.
[End callout]

o consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time
o  increased dividends substantially (at least 100%) over the past 10 years
o reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies)
o strong balance sheets, with long-term debt representing no more than 30% of total capitalization (except for utility companies)
o attractive prices, either in the lower half of the stock's price/earnings ratio range for the past 10 years or less than the current market price/earnings ratio of the stocks comprising the Standard & Poor's(R) 500 Stock Index (this criterion applies only at the time of purchase)

The fund invests in equity securities issued by large-cap, mid-cap, and small-cap U.S. companies. Large-cap companies generally have market capitalization of $5 billion or more; mid-cap companies generally have market capitalization of $1 to $5 billion; and small-cap companies generally have market capitalization of less than $1 billion.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goals, because it may not invest or may invest less in securities of companies that have paid consistently rising dividends.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALL AND MID-SIZE COMPANIES Investing in stocks of small and mid-size companies may involve greater risk than investing in larger company stocks. Stocks of mid-size companies tend to involve less risk than stocks of smaller companies.

Historically, small and mid-size company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

Small and mid-size company stocks may fluctuate independently of larger company stocks. Medium and small company stocks may decline in price as large company stocks rise or vice versa.

In addition, these companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is only one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

 18.80% 19.60% 0.26% 35.95%  10.38%  -3.49%  -5.17%  30.25%  23.42%  32.35%
   88     89      90    91      92       93      94     95     96       97

                                     YEAR

[Begin callout]
Best Quarter:
Q1 '91  17.36%

Worst Quarter:
Q3 '90 -12.72%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Rising Dividends Fund -  24.72%       12.91%        14.65%
Class A2
Wilshire MidCap Growth Index3     20.13%       17.46%        16.86%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Rising Dividends Fund-   29.42%       27.54%
Class C2
Wilshire MidCap Growth Index3     20.13%       22.44%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1998, the fund's year-to-date return was -10.97% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. The Wilshire MidCap Growth Index is an unmanaged group of securities of companies selected based on growth characteristics from among the middle capitalization universe of the Wilshire 5000. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended September 30, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               Class A1  Class B2   Class C1
                               --------------------------------
Maximum sales charge (load)    5.75%     4.00%      1.99%
as a percentage of offering
price
  Paid at time of purchase     5.75%     None       1.00%
  Paid at redemption           None3     4.00%      0.99%4
Exchange fee5                  None      None       None

Please see "Choosing a Share Class" on page # for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                               Class A1  Class B2   Class C1
                               --------------------------------
Management fees                0.75%     0.75%      0.75%
Distribution and service
(12b-1) fees6                  0.46%     1.00%      1.00%
Other expenses                 0.18%     0.19%      0.19%
                               --------------------------------
Total annual fund operating
expenses                       1.39%     1.94%      1.94%
                               ================================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended September 30, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. Except for investments of $1 million or more (see page #) and purchases by certain retirement plans without an initial sales charge.
4.  This is equivalent to a charge of 1% based on net asset value.
5.  There is a $5 fee for each exchange by a market timer (see page #).
6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A                            $7081       $990       $1,292     $2,148
CLASS B
   Assuming you sold your shares
   at the end of the period        $597        $609       $1,047     $2,2642
   Assuming you stayed in the
   fund                            $198        $612       $1,052     $2,1302


CLASS C                            $3923       $706       $1,125     $2,148

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. For the same Class C investment, your costs would be $294 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisory Services, Inc. (Advisory Services), One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024, is the fund's investment manager. Together, Advisory Services and its affiliates manage over $208 billion in assets.

The team responsible for the fund's management is:

DONALD G. TAYLOR, SENIOR VICE PRESIDENT OF ADVISORY SERVICES
Mr. Taylor has been with the Franklin Templeton Group since 1996. Before 1996 he was a portfolio manager for Fidelity Management & Research Co.

WILLIAM J. LIPPMAN, PRESIDENT OF ADVISORY SERVICES
Mr. Lippman has been a manager on the fund since 1987 and has more than 30 years' experience in the securities industry.

GERARD P. SULLIVAN, SENIOR VICE PRESIDENT OF ADVISORY SERVICES
Mr. Sullivan has been with the Franklin Templeton Group since March 1998. Previously, he was a Portfolio Manager for SunAmerica Asset Management from February 1995 to February 1998 and a Portfolio Manager for Texas Commerce Investment Management & Co. from July 1993 to February 1995.

MARGARET MCGEE, VICE PRESIDENT OF ADVISORY SERVICES
Ms. McGee has been in the securities industry since 1985 and with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended September 30, 1998, the fund paid 0.75% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least quarterly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
 [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.

[Insert graphic of a dollar bill]  FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by Tait, Weller and Baker.

CLASS A                                         YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------
                                   1998     1997      1996      1995     1994
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,                   26.93     20.03     17.31    14.67     15.43
Beginning of year
                                ------------------------------------------------
  Net investment income              .13       .16       .28      .33       .28
  Net realized and unrealized     (2.22)      8.23      2.78     2.61     (.80)
  Gains (losses)
                                ------------------------------------------------
Total from investment             (2.09)      8.39      3.06     2.94     (.52)
operations
                                ------------------------------------------------
  Dividends from net               (.11)     (.18)     (.34)    (.30)     (.24)
  Investment income

  Distributions from net          (3.20)    (1.31)        --       --        --
  realized gains
                                ------------------------------------------------
Total distributions               (3.31)    (1.49)     (.34)    (.30)     (.24)
                                ------------------------------------------------
Net asset value, end of year       21.53     26.93     20.03    17.31     14.67
                                ================================================

Total return (%)1                 (9.05)     44.10     17.83    20.32    (3.38)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year          407,336   394,873   277,746  260,917   261,461
($ 973489382x 1,000)
Ratios to average net
Assets: (%)
  Expenses                          1.39      1.41      1.40     1.43      1.43

  Net investment income              .51       .71      1.49     2.10      1.81
Portfolio turnover rate (%)        23.99     39.47     31.55    14.60     25.75

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,                   26.85     19.98     17.28    15.47
Beginning of year
                                --------------------------------------
  Net investment income               --       .08       .21      .11

  Net realized and unrealized     (2.20)      8.17      2.74     1.83
  gains (losses)
                                --------------------------------------
Total from investment             (2.20)      8.25      2.95     1.94
operations
                                --------------------------------------
  Dividends from net                  --     (.07)     (.25)    (.13)
  investment income

  Distributions from net          (3.20)    (1.31)        --       --
  Realized gains
                                --------------------------------------
Total distributions               (3.20)    (1.38)     (.25)    (.13)
                                --------------------------------------
Net asset value, end of year       21.45     26.85     19.98    17.28
                                ======================================

Total return (%)1                 (9.48)     43.37     17.16    12.56

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year           43,790    14,526     3,882    1,060
($ x 1,000
Ratios to average net
Assets: (%)
  Expenses                          1.94      1.95      1.95     1.90

  Net investment income            (.05)       .17       .94     1.92
  (loss)
Portfolio turnover rate (%)        23.99     39.47     31.55    14.60

1. Total return does not include sales charges, and is not annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                  CLASS B                 CLASS C
-------------------------------------------------------------------------
o  Initial sales         o  No initial sales     o  Initial sales
   charge of 5.75% or       charge                  charge of 1%
   less

o  Deferred sales        o  Deferred sales       o  Deferred sales
   charge of 1% on          charge of 4% or         charge of 1% on
   purchases of $1          less on shares you      shares you sell
   million or more sold     sell within six         within 18 months
   within 12 months         years

o  Lower annual          o  Higher annual        o  Higher annual
   expenses than Class      expenses than Class     expenses than Class
   B or C due to lower      A (same as Class C)     A (same as Class B)
   distribution fees        due to higher           due to higher
                            distribution fees.      distribution fees.
                            Automatic               No conversion to
                            conversion to Class     Class A shares, so
                            A shares after          annual expenses do
                            eight years,            not decrease.
                            reducing future
                            annual expenses.

  BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND CLASS C SHARES WERE DESIGNATED CLASS II. THE FUND BEGAN OFFERING CLASS B SHARES ON
                               JANUARY 1, 1999.

SALES CHARGES - CLASS A

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $50,000                            5.75                   6.10
$50,000 but under $100,000               4.50                   4.71
$100,000 but under $250,000              3.50                   3.63
$250,000 but under $500,000              2.50                   2.56
$500,000 but under $1 million            2.00                   2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page #), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page #).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.50% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------
1 Year                                          4
2 Years                                         4
3 Years                                         3
4 Years                                         3
5 Years                                         2
6 Years                                         1
7 Years                                         0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page [#]). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We invest any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1.001.0011% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                 THE SALES CHARGE
                                 MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT      THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                 1.00                  1.01

WE INVEST ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page #).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1.00% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page # for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

o certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option
o distributions from an existing retirement plan invested in the Franklin Templeton Funds
o dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.
o redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months
o redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

o certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion
o government entities that are prohibited from paying mutual fund sales charges
o certain unit investment trusts and their holders reinvesting trust distributions
o  group annuity separate accounts offered to retirement plans
o employees and other associated persons or entities of Franklin Templeton or of certain dealers
o Chilean retirement plans that meet the requirements for retirement plans described below.

         IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER,
       CALL YOUR INVESTMENT REPRESENTATIVE OR CALL SHAREHOLDER SERVICES
                   AT 1-800/632-2301 FOR MORE INFORMATION.

CDSC WAIVERS  The CDSC for each class generally will be waived:

o  to pay account fees
o to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan
o for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) [(not applicable to Class B)]
o for IRA distributions due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)
o to return excess contributions (and earnings, if applicable) from retirement plan accounts
o  for redemptions following the death of the shareholder or beneficial owner
o for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans(not applicable to Class B)

RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

o  with at least 100 employees, or
o  with retirement plan assets of $1 million or more, or
o that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the tax code also must qualify under our group investment program to buy Class A shares without an initial sales charge.

         FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR
                 RETIREMENT PLAN SERVICES AT 1-800/527-2020.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
--------------------------------------------------------------------------
                                             INITIAL         ADDITIONAL
--------------------------------------------------------------------------
Regular accounts                             $1,000          $50
--------------------------------------------------------------------------
UGMA/UTMA accounts                           $100            $50
--------------------------------------------------------------------------
Retirement accounts                          no minimum      no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)
--------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth
IRAs                                         $250            $50
--------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                     $250            $50
--------------------------------------------------------------------------
Full-time employees, officers, trustees and
directors of Franklin Templeton entities,
and their immediate family members
                                             $100            $50
--------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
-------------------------------------------------------------------------------
                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                     Contact your investment       Contact your investment
THROUGH YOUR         representative                representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
                     Make your check payable to    Make your check payable to
[Insert graphic of   Franklin Rising Dividends     Franklin Rising Dividends
envelope]            Fund.                         Fund. Include your account
                                                   number on the check.
BY MAIL              Mail the check and your
                     signed application to         Fill out the deposit slip
                     Investor Services.            from your account statement.
                                                   If you do not have a slip,
                                                   include a note with your
                                                   name, the fund name, and
                                                   your  account number.

                                                   Mail the check and deposit
                                                   slip or note to Investor
                                                   Services.
-------------------------------------------------------------------------------
[Insert graphic of   Call  to receive a wire       Call to receive a wire
three lightning      control number and wire       control number and wire
bolts]               instructions.                 instructions.

                     Mail your signed application  To make a same day wire
                     to Investor Services. Please  investment, please call us
BY WIRE              include the wire control      by 1:00 p.m. pacific time
                     number or your new account    and make sure your wire
1-800/632-2301       number on the application.    arrives by 3:00 p.m.
(or 1-650/312-2000
collect)             To make a same day wire
                     investment, please call us
                     by 1:00 p.m. pacific time
                     and make sure your wire
                     arrives by 3:00 p.m.
-------------------------------------------------------------------------------
[Insert graphic of   Call Shareholder Services at  Call Shareholder Services at
two arrows pointing  the number below, or send     the number below or our
in opposite          signed written instructions.  automated TeleFACTS system,
directions]          The TeleFACTS system cannot   or send signed written
                     be used to open a new         instructions.
BY EXCHANGE          account.

                     (Please see page # for        (Please see page # for
TeleFACTS(R)           information on exchanges.)    information on exchanges.)
1-800/247-1753
(around-the-clock
access)
-------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR 973489385SERVICES 777 MARINERS ISLAND BLVD., P.O.
                                  BOX 7777,
                           SAN MATEO, CA 94403-7777
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in Class A or B shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

 [Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require a separate application and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page #).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund may also exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account
o you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
-------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and
                         address on the account, or otherwise according
                         to your written instructions.
-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone]                   less, you do not hold share certificates and
                         you have not changed your address by phone
BY PHONE                 within the last 15 days, you can sell your
                         shares by phone.
1-800/632-2301
                         A check will be mailed to the name(s) and
                         address on the account. Written instructions,
                         with a signature guarantee, are required to
                         send the check to another address or to make
                         it payable to another person.
-------------------------------------------------------------------------
[Insert graphic of       You can call or write to have redemption
three lightning bolts]   proceeds of $1,000 or more wired to a bank or
                         escrow account. See the policies above for selling shares by mail or phone.

                         Before requesting a wire, please make sure we
BY WIRE have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                         Requests received in proper form by 1:00 p.m.
                         pacific time will be wired the next business
                         day.
-------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering.
opposite directions]
                         Call Shareholder Services at the number below
BY EXCHANGE              or our automated TeleFACTS system, or send
                         signed written instructions. See the policies
TeleFACTS(R)               above for selling shares by mail or phone.
1-800/247-1753
(around-the-clock        If you hold share certificates, you will need
access)                  to return them to the fund before your
                         exchange can be processed.
-------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                                    7777,
                           SAN MATEO, CA 94403-7777

                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)


 [Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES  If the value of your account falls below
$250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more 973489388than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                 CLASS A       CLASS B         CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                   ---           4.00            2.00
Investment under $50,000         5.00          ---             ---
$50,000 but under $100,000       3.75          ---             ---
$100,000 but under $250,000      2.80          ---             ---
$250,000 but under $500,000      2.00          ---             ---
$500,000 but under $1 million    1.60          ---             ---
$1 million or more               up to 1.001   ---             ---
12B-1 FEE TO DEALER              0.50           0.252          1.003

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services
                         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file # SEC 40 Act: 811-4894
158P 02/99


PROSPECTUS


FRANKLIN
INVESTMENT GRADE INCOME FUND

Class A

INVESTMENT STRATEGY  INCOME

FEBRUARY 1, 1999














[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CONTENTS

THE FUND

[Begin callout]
Information about the fund you should know before investing
[End callout]

[insert page #]  Goal and Strategies

[insert page #]  Main Risks

[insert page #]  Performance

[insert page #]  Fees and Expenses

[insert page #]  Management

[insert page #]  Distributions and Taxes

[insert page #]  Financial Highlights

YOUR ACCOUNT

[Begin callout]
Information about sales charges, account transactions and services
[End callout]

[insert page #] Sales Charges

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
Where to learn more about the fund
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to seek a maximum level of income consistent with prudent exposure to risk.

PRINCIPAL INVESTMENTS The fund will normally invest at least 75% of total assets in investment grade debt securities. At least 65% of its total assets will be invested in intermediate-term securities with effective remaining maturities between two and ten years. The fund generally invests up to 25% of assets in debt securities issued by foreign corporations and governments, their instrumentalities, and supranational entities.

The fund may also invest in "putable" bonds, when available on an attractive basis. A putable bond is redeemable at face value (par) at the holder's option on a specific date or dates before the final stated maturity. When interest rates rise, the holder can choose to sell the bond early and reinvest the proceeds at a higher interest rate. If interest rates decline by the optional retirement date, the holder may either keep the higher-yielding bond or sell it a favorable price.

[Begin callout]
The fund invests primarily in investment grade quality, intermediate-term debt securities.
[End callout]

The fund focuses on "investment grade" securities which are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. Although the fund may invest up to 25% of total assets in non-investment grade debt securities, it will not invest in securities rated lower than B by S&P or Moody's.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest less in investment grade debt securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE RISK When interest rates rise, fixed-income security prices fall. The opposite is also true: fixed-income security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME RISK Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

[Begin Callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End Callout]

------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the fund tries to maintain a $1 share price, it is possible to lose money by investing in the fund.

------------------------------------------------------------------------------

CREDIT RISK This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

FOREIGN SECURITIES RISK Securities of governments and companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

COMPANY RISK. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY RISK Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is only one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

7.24% 8.50% 7.01% 16.58% 6.16%   9.04% -1.16% 11.02%  3.49%   5.38%
88    89    90    91      92      93     94    95     96      97

                                     YEAR

[Begin callout]
Best quarter:
Q4 '91      5.50%

Worst quarter:
Q1 '94      -1.66%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Investment Grade Income  0.91%        4.55%         6.77%
Fund - Class A2
Lehman Brothers Government/       9.76%        7.61%         9.15%
Corporate Bond Index3


1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1998, the fund's year-to-date return was 4.91% for Class A.
2. Figures reflect sales charges. All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Lehman Brothers Government/Corporate Bond Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended September 30, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      1
                               CLASS A
                               ----------
Maximum sales charge (load)    4.25%
as a percentage of offering
price
  Paid at time of purchase     4.25%
  Paid at redemption           None2
Exchange fee3                  None

Please see "Sales Charges" on page # for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                      1
                               CLASS A
                               ----------
Management fees                0.50%
Distribution and service
(12b-1) fees4                  0.25
Other expenses                 0.32%
                               ----------
Total annual fund operating
expenses5                      1.07%
                               ==========


1. Before January 1, 1999, Class A shares were designated Class I.
2. Except for investments of $1 million or more (see page #) and purchases by certain retirement plans without an initial sales charge.
3. There is a $5 fee for each exchange by a market timer (see page #).
4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.
5. Class A total annual fund operating expenses differ from the ratio of expenses to average net assets shown on page [#] due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------
CLASS A     $5291      $751       $950       $1,675

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisory Services, Inc. (Advisory Services), One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07013, is the fund's investment manager. Together, Advisory Services and its affiliates manage over $208 billion in assets.

The team responsible for the fund's management is:

WILLIAM J. LIPPMAN, PRESIDENT OF ADVISORY SERVICES
Mr. Lippman has been a manager on the fund since 1987 and has more than 30 years' experience in the securities industry.

PHILIP H.W. SMITH, VICE PRESIDENT OF ADVISORY SERVICES
Mr. Smith has been a manager on the fund since 1987 and has more than 30 years' experience in the securities industry.

MARGARET MCGEE, VICE PRESIDENT OF ADVISORY SERVICES
Ms. McGee has been a manager of the fund since 1988. She joined the Franklin Templeton Group in 1988.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended September 30, 1998, the fund paid 0.50% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least monthly, on or about the 15th day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by Tait, Weller & Baker.

CLASS A                                         YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------
                                    1998     1997      1996      1995     1994
                                ------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   9.08      9.01      9.04     8.82      9.31
                                ------------------------------------------------
  Net investment income              .43       .41       .44      .44       .45
  Net realized and unrealized
  gains (losses)                     .14       .09     (.06)      .26     (.54)
                                ------------------------------------------------
Total from investment
operations                           .57       .50       .38      .70     (.09)
                                ------------------------------------------------
  Distributions from net
  investment income                 (.43)     (.43)     (.41)    (.48)    (.40)
Net asset value, end of year        9.22      9.08      9.01     9.04      8.82
                                ================================================

Total return (%)1                   6.50%     5.68      4.25     8.21    (1.02)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       54,958    43,568    29,372   29,824    29,553
Ratios to average net
assets: (%)
  Expenses                          1.10      1.05      1.06     1.09      1.05
  Net investment income             4.74      4.73      4.81     4.96      4.91
Portfolio turnover rate (%)        20.80     41.32     20.06    64.70     10.57


1. Total return does not include sales charges, and is not annualized.

YOUR ACCOUNT

[Insert graphic of percentage sign] SALES CHARGES

                                 THE SALES CHARGE
                                 MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT      THE OFFERING PRICE    YOUR NET INVESTMENT
Under $100,000                        4.25                  4.44
$100,000 but under $250,000           3.50                  3.63
$250,000 but under $500,000           2.75                  2.83
$500,000 but under $1 million         2.15                  2.20

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Shares of the fund may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

o certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option
o distributions from an existing retirement plan invested in the Franklin Templeton Funds
o dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.
o redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months
o redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Shares of the fund also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

o certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion
o government entities that are prohibited from paying mutual fund sales charges
o certain unit investment trusts and their holders reinvesting trust distributions
o  group annuity separate accounts offered to retirement plans
o employees and other associated persons or entities of Franklin Templeton or of certain dealers
o Chilean retirement plans that meet the requirements for retirement plans described below.

         IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER,
       CALL YOUR INVESTMENT REPRESENTATIVE OR CALL SHAREHOLDER SERVICES
                   AT 1-800/632-2301 FOR MORE INFORMATION.

CDSC WAIVERS  The CDSC generally will be waived:

o  to pay account fees
o to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan
o for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)
o for IRA distributions due to death or disability or upon periodic distributions based on life expectancy
o to return excess contributions )(and earnings, if applicable) from retirement plan accounts
o  for redemptions following the death of the shareholder or beneficial owner
o for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

RETIREMENT PLANS Certain retirement plans may buy shares of the fund without an initial sales charge. To qualify, the plan must be sponsored by an employer:

o  with at least 100 employees, or
o  with retirement plan assets of $1 million or more, or
o that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the tax code also must qualify under our group investment program to buy shares without an initial sales charge.

 FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR RETIREMENT PLAN
                         SERVICES AT 1-800/527-2020.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
                                             INITIAL      ADDITIONAL
Regular accounts                             $1,000       $50
-----------------------------------------------------------------------
UGMA/UTMA accounts                           $100         $50
-----------------------------------------------------------------------
Retirement accounts                          no minimum   no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)
-----------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth
IRAs                                         $250         $50
-----------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                     $250         $50
-----------------------------------------------------------------------
Full-time employees, officers, trustees and
directors of Franklin Templeton entities,
and their immediate family members
                                             $100         $50


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


BUYING SHARES
                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
[Insert graphic of
hands shaking]
                     Contact your investment       Contact your investment
THROUGH YOUR         representative                representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------

                     Make your check payable to    Make your check payable to
[Insert graphic of   Franklin Investment Grade     Franklin Investment Grade
envelope]            Income Fund.                  Income Fund. Include your
                                                   account number on the check.
BY MAIL              Mail the check and your
                     signed application to         Fill out the deposit slip
                     Investor Services.            from your account statement.
                                                   If you do not have a slip,
                                                   include a note with your
                                                   name, the fund name, and
                                                   your  account number.

                                                   Mail the check and deposit
                                                   slip or note to Investor
                                                   Services.
--------------------------------------------------------------------------------

[Insert graphic of 3 Call  to receive a wire       Call to receive a wire
lightning bolts]     control number and wire       control number and wire
                     instructions.                 instructions.

                     Mail your signed application  To make a same day wire
BY WIRE              to Investor Services. Please  investment, please call us
                     include the wire control      by 1:00 p.m. pacific time
1-800/632-2301       number or your new account    and make sure your wire
(or 1-650/312-2000   number on the application.    arrives by 3:00 p.m.
collect)
                     To make a same day wire
                     investment, please call us
                     by 1:00 p.m. pacific time
                     and make sure your wire
                     arrives by 3:00 p.m.
--------------------------------------------------------------------------------

[Insert graphic of   Call Shareholder Services at  Call Shareholder Services at
two arrows pointing  the number below, or send     the number below or our
in opposite          signed written instructions.  automated TeleFACTS system,
directions]          The TeleFACTS system cannot   or send signed written
                     be used to open a new         instructions.
BY EXCHANGE          account.

                     (Please see page # for        (Please see page # for
TeleFACTS(R)          information on exchanges.)    information on exchanges.)
1-800/247-1753
(around-the-clock
access)
-------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                        7777, SAN MATEO, CA 94403-7777
CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M.,
                                PACIFIC TIME)



[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require a separate application and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account
o you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


SELLING SHARES
                         TO SELL SOME OR ALL OF YOUR SHARES
[Insert graphic of hands
shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------

[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and
                         address on the account, or otherwise according to your written instructions.
-------------------------------------------------------------------------

[Insert graphic of       As long as your transaction is for $100,000 or
phone]                   less, you do not hold share certificates and
                         you have not changed your address by phone
BY PHONE                 within the last 15 days, you can sell your
                         shares by phone.
1-800/632-2301
                         A check will be mailed to the name(s) and
                         address on the account. Written instructions,
                         with a signature guarantee, are required to
                         send the check to another address or to make
                         it payable to another person.
-------------------------------------------------------------------------

[Insert graphic of 3     You can call or write to have redemption
lightning bolts]         proceeds of $1,000 or more wired to a bank or
                         escrow account. See the policies above for selling shares by mail or phone.

                         Before requesting a wire, please make sure we
BY WIRE have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                         Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.
-------------------------------------------------------------------------

[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering.
opposite directions]
                         Call Shareholder Services at the number below
BY EXCHANGE              or our automated TeleFACTS system, or send
                         signed written instructions. See the policies
TeleFACTS(R)               above for selling shares by mail or phone.
1-800/247-1753
(around-the-clock        If you hold share certificates, you will need
access)                  to return them to the fund before your
                         exchange can be processed.
-------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                        7777, SAN MATEO, CA 94403-7777
CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M.,
                                PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. from sales charges, distribution and service (12b-1) fees and its other resources.

                                     CLASS A
COMMISSION (%)                        ---
Investment under $100,000            4.00
$100,000 but under $250,000          3.25
$250,000 but under $500,000          2.50
$500,000 but under $1 million        2.00
$1 million or more                   up to 0.751
12B-1 FEE TO DEALER                  0.25

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME          TELEPHONE NUMBER    THROUGH FRIDAY)
---------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services 1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.



FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #
Lit. Code #159 P 02/98



PROSPECTUS

FRANKLIN
INVESTMENT GRADE INCOME FUND

Advisor Class

INVESTMENT STRATEGY  INCOME

FEBRUARY 1, 1999


























[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

THE FUND

[Begin callout]
Information about the fund you should know before investing
[End callout]

[insert page #] Goal and Strategies

[insert page #] Main Risks

[insert page #] Performance

[insert page #] Fees and Expenses

[insert page #] Management

[insert page #] Distributions and Taxes

[insert page #] Financial Highlights

YOUR ACCOUNT

[Begin callout]
Information about qualified investors, account transactions and services [End callout]

[insert page #] Qualified Investors

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
Where to learn more about the fund
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to seek a maximum level of income consistent with prudent exposure to risk.

PRINCIPAL INVESTMENTS The fund will normally invest at least 75% of total assets in investment grade debt securities. At least 65% of its total assets will be invested in intermediate-term securities with effective remaining maturities between two and ten years. The fund generally invests up to 25% of assets in debt securities issued by foreign corporations and governments, their instrumentalities, and supranational entities.

The fund may also invest in "putable" bonds, when available on an attractive basis. A putable bond is redeemable at face value (par) at the holder's option on a specific date or dates before the final stated maturity. When interest rates rise, the holder can choose to sell the bond early and reinvest the proceeds at a higher interest rate. If interest rates decline by the optional retirement date, the holder may either keep the higher-yielding bond or sell it a favorable price.

[Begin callout]
The fund invests primarily in investment grade quality, intermediate-term debt securities.
[End callout]

The fund focuses on "investment grade" securities which are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. Although the fund may invest up to 25% of total assets in non-investment grade debt securities, it will not invest in securities rated lower than B by S&P or Moody's.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest less in investment grade debt securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE RISK When interest rates rise, fixed-income security prices fall. The opposite is also true: fixed-income security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME RISK Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

[Begin Callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End Callout]

CREDIT RISK This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

FOREIGN SECURITIES RISK Securities of governments and companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price.

------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the fund tries to maintain a $1 share price, it is possible to lose money by investing in the fund.
------------------------------------------------------------------------------
The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

COMPANY RISK. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY RISK Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is only one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS1,2
[Insert bar graph]

7.24%  8.50%  7.01%  16.58%  6.16%   9.04% -1.16%  11.02%  3.49%   5.66%
88     89     90     91       92      93     94     95     96      97

                                     YEAR

[Begin callout]
Best quarter:
Q4 '91      5.50%

Worst quarter:
Q1 '94      -1.66%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Investment Grade Income  5.64%        5.52%         7.26%
Fund - Advisor Class2
Lehman Brothers Government/       9.76%        7.61%         9.15%
Corporate Bond Index3


1. As of September 30, 1998, the fund's year-to-date return was 5.11%.
2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
3. Source: Lehman Brothers Government/Corporate Bond Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended September 30, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       ADVISOR CLASS
                                                       ---------------
Maximum sales charge (load) imposed on purchases       None
Exchange fee1                                          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                       ADVISOR CLASS
                                                       ---------------
Management fees                                        0.50%
Distribution and service (12b-1) fees                  None
Other expenses                                         0.32%
                                                       ---------------
Total annual fund operating expenses                   0.82%
                                                       ===============


1. There is a $5 fee for each exchange by a market timer (see page #).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
   $84        $262       $455       $1,014

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisory Services, Inc. (Advisory Services), One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07013, is the fund's investment manager. Together, Advisory Services and its affiliates manage over $208 billion in assets.

The team responsible for the fund's management is:

WILLIAM J. LIPPMAN, PRESIDENT OF ADVISORY SERVICES
Mr. Lippman has been a manager on the fund since 1987 and has more than 30 years' experience in the securities industry.

PHILIP H.W. SMITH, VICE PRESIDENT OF ADVISORY SERVICES
Mr. Smith has been a manager on the fund since 1987 and has more than 30 years' experience in the securities industry.

MARGARET MCGEE, VICE PRESIDENT OF ADVISORY SERVICES
Ms. McGee has been a manager of the fund since 1988. She joined the Franklin Templeton Group in 1988.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended September 30, 1998, the fund paid 0.50% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least monthly, on or about the 15th day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by Tait, Weller & Baker.

ADVISOR CLASS                           YEAR ENDED SEPTEMBER 30,
-------------------------------------------------------------------
                                                  1998       19971
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                9.07        9.03
                                           ------------------------
  Net investment income                            .43         .28
  Net realized and unrealized gains                .19         .07
                                           ------------------------
Total from investment operations                   .62         .35
                                           ------------------------
Less distributions from net investment
income                                           (.46)       (.31)
                                           ------------------------
Net asset value, end of year                      9.23        9.07
                                           ========================

Total return (%)2                                 7.02        3.98

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)              2,505          39
Ratios to average net assets: (%)
  Expenses                                         .82        .853
  Net investment income                           5.02       4.843
Portfolio turnover rate (%)                      20.80       41.32

1. For the period January 2, 1997 (effective date) through September 30, 1997.
2. Total return is not annualized.
3. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the fund.

o Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $25 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial and $25 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the tax code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $25 additional.

o  Accounts managed by the Franklin Templeton
   Group. Minimum investments: No initial minimum and $25 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan.
   Minimum investments: No initial minimum and $25 additional.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the tax code, including salary reduction plans qualified under section 401(k) of the tax code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial minimum and $25 additional.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial minimum and $25 additional.

o Individual investors. Minimum investments: $5 million initial and $25 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $25 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

Please note that Advisor Class shares of the fund are no longer available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may continue to invest in the fund's Advisor Class shares.

[[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
                    OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
[Insert graphic of
hands shaking]
                    Contact your investment       Contact your investment
THROUGH YOUR        representative                representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------

                    Make your check payable to    Make your check payable to
[Insert graphic     Franklin Investment Grade     Franklin Investment Grade
of envelope]        Income Fund.                  Income Fund. Include your
                                                 account number on the check.
BY MAIL             Mail the check and your
                    signed application to         Fill out the deposit slip
                    Investor Services.            from your account statement.
                                                  If you do not have a slip,
                                                  include a note with your
                                                  name, the fund name, and
                                                  your  account number.

                                                  Mail the check and deposit
                                                  slip or note to Investor
                                                  Services.
-------------------------------------------------------------------------------

[Insert graphic     Call  to receive a wire       Call to receive a wire
of three            control number and wire       control number and wire
lightning bolts]    instructions.                 instructions.

                    Mail your signed application  To make a same day wire
                    to Investor Services. Please  investment, please call us
BY WIRE             include the wire control      by 1:00 p.m. pacific time
                    number or your new account    and make sure your wire
1-800/632-2301      number on the application.    arrives by 3:00 p.m.
(or
1-650/312-2000      To make a same day wire
collect)            investment, please call us
                    by 1:00 p.m. pacific time
                    and make sure your wire
                    arrives by 3:00 p.m.
-------------------------------------------------------------------------------

[Insert graphic     Call Shareholder Services at  Call Shareholder Services at
of two arrows       the number below, or send     the number below, or send
pointing in         signed written                signed written instructions.
opposite            instructions.  (Please see    (Please see page [#] for
directions]         page [#] for  information on  information on exchanges.)
                    exchanges.)
BY EXCHANGE

-------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                        7777, SAN MATEO, CA 94403-7777
   CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M.,
                                PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require a separate application and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account
o you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
                      TO SELL SOME OR ALL OF YOUR SHARES
[Insert graphic
of hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------

[Insert graphic of    Send written instructions and endorsed share
envelope]             certificates (if you hold share certificates)
                      to Investor Services.  Corporate, partnership
BY MAIL               or trust accounts may need to send additional
                      documents.

                      Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise according to your written instructions.
-------------------------------------------------------------------

[Insert graphic       As long as your transaction is for $100,000 or
of phone]             less, you do not hold share certificates and
                      you have not changed your address by phone
BY PHONE              within the last 15 days, you can sell your
                      shares by phone.
1-800/632-2301
                      A check will be mailed to the name(s) and
                      address on the account. Written instructions,
                      with a signature guarantee, are required to
                      send the check to another address or to make
                      it payable to another person.
-------------------------------------------------------------------

[Insert graphic       You can call or write to have redemption
of three              proceeds of $1,000 or more wired to a bank or
lightning bolts]      escrow account. See the policies above for
                      selling shares by mail or phone.

                      Before requesting a wire, please make sure we have your bank account information on file. If
BY WIRE we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                      Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.
--------------------------------------------------------------------

[Insert graphic       Obtain a current prospectus for the fund you
of two arrows         are considering.
pointing in
opposite              Call Shareholder Services at the number below,
directions]           or send signed written instructions. See the
                      policies above for selling shares by mail or
BY EXCHANGE           phone.

                      If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
-------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                        7777, SAN MATEO, CA 94403-7777
CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M.,
                                PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME          TELEPHONE NUMBER    THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services
                         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.




FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


                                                 Investment Company Act file #
                                                                   Lit. Code #



FRANKLIN MANAGED TRUST

FRANKLIN RISING DIVIDENDS FUND - A, B & C
FRANKLIN INVESTMENT GRADE INCOME FUND  - CLASS A

STATEMENT OF
ADDITIONAL INFORMATION

FEBRUARY 1, 1999

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in each fund's prospectus. Each fund's prospectus, dated February 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with each fund's prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended September 30, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Bond Ratings

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
o  ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
   THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES
------------------------------------------------------------------------------

INVESTMENT GRADE FUND

The fund's investment goal is to seek a maximum level of income consistent with prudent exposure to risk. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its goal by investing primarily in intermediate-term, investment grade debt securities. It may also invest in dividend-paying common and preferred stocks.

At times, particularly during periods when the yield curve is positive, the fund will try to provide a higher yield than that available from a money market fund, while attempting to avoid the potential risks to principal often associated with both non-investment grade securities and longer-term instruments.

Below is a description of the various types of securities the fund may buy.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; and bankers' acceptances. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Debt securities within the top three categories (AAA, AA, A by Standard & Poor's Corporation (S&P) or Aaa, Aa, A by Moody's Investors Service (Moody's)) comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. Debt securities rated B by Moody's are regarded as generally lacking the characteristics of desirable investments and, in Moody's judgment, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities rated BB or B by S&P are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Generally, a lower rating indicates higher risk.

The fund may invest up to 25% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). The fund, however, will not invest in any debt securities rated lower than B by Moody's or S&P. Similarly, the fund will not invest in any unrated debt securities that the fund considers to be of lower comparable quality than securities rated B by Moody's or S&P. At present, the fund does not intend to invest more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P.

Although market risks are inherent in any investment program, the fund believes that, for securities rated "investment grade," these risks may be reduced by the manager's careful analysis of the relative values offered among the investment alternatives available at the time of purchase. Moreover, while the opinion of the rating services is considered in selecting securities rated lower than "investment grade" for the fund's portfolio, the manager relies primarily on its own credit analysis, which consists of a study of the existing debt issuer's capital structure, ability to service debt and to pay dividends, and the current trend of earnings, for any such company under consideration for investment by the fund. The net asset value per share of the fund will fluctuate, however, as the market value of its investment portfolio fluctuates.

Although the fund normally invests at least 65% of its total assets in intermediate-term obligations, the fund may invest the remaining 35%, to the extent available and permissible, in obligations with maturities that are shorter than two years or longer than ten years at the time of purchase. The average maturity of the debt securities in the fund's portfolio will fluctuate depending upon the manager's judgment as to future interest rate changes.

ADDITIONAL INFORMATION ON RATES OF RETURN. Since 1926 bonds have typically provided a return averaging over 2% above the inflation rate. The following table demonstrates the real rate of return from corporate bonds rated "A" by Moody's over the past ten years. Investors should note that the fund's portfolio is not comprised exclusively of such bonds. Accordingly, the table is for illustrative purposes only and is not indicative of the fund's past, present or future performance. Moreover, historical returns are not indicative of future returns. The source of this information is the U.S. Bureau of Labor Statistics and Lehman Brothers:

                                            Real Rates of Return
                                    --------------------------------------
                                    Lehman
                                   Brothers                           Real
                                   Corporate         Inflation       Rate of
      A BOND INDEX1     RATE (CPI)2 RETURN

1988 .......................        8.78%            4.42%            4.18%
1989 .......................       14.15             4.65             9.08
1990 .......................        7.33             6.11             1.15
1991 .......................       18.70             3.06            15.18
1992 .......................        8.80             2.90             5.73
1993 .......................       12.01             2.75             9.01
1994 .......................       -4.23             2.67            -6.72
1995 .......................       22.41             2.54            19.38
1996 .......................        3.17             3.32            -0.15
1997 .......................        9.72             1.70             7.89
------------------------------------------------------------------------------
Average ....................       10.08             3.41             6.47

1. Standard & Poor's(R) Micropal (Lehman Brothers Corporate A Bond Index). Investors cannot invest directly in an index.
2. Standard & Poor's(R) Micropal (U.S. Bureau of Labor Statistics). Inflation rate is demonstrated by annual rates of the Consumer Price Index (CPI).

PUTABLE BONDS are obligations that allow a holder to redeem the securities at the holder's option on a date or dates before the final stated maturity. The fund may consider the optional redemption date or dates as the effective maturity of the obligations. When purchasing obligations that require the obligor to repay periodically portions of the obligation before the stated final maturity (whether by operation of a fixed known pro rata sinking fund or, as in collateralized securities, by the periodic passing through of variable payments made to the issuer on the underlying collateral), the expected average life or average term of the investment may also be considered to be its effective maturity. These are not fundamental policies of the fund and may be changed by the fund's board of trustees.

U.S. GOVERNMENT SECURITIES The fund may invest in all types of U.S. government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as the Government National Mortgage Association (GNMA), the Export-Import Bank and the Farmers Home Administration. Some of the fund's investments will include obligations that are supported by the full faith and credit of the U.S. government. In the case of U.S. government obligations that are not backed by the full faith and credit of the U.S. government (e.g., obligations of the Federal National Mortgage Association (FNMA) and a Federal Home Loan Bank), the fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

FOREIGN SECURITIES Investments in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities offer potential benefits not available from investments solely in securities issued by the U.S. government. The fund presently has no intention of investing more than 25% of its assets in foreign debt securities. The fund does not presently intend to buy debt securities of issuers in developing nations.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Development Bank and the Asian Development Bank.

The fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its goal and policies. Securities of issuers within a given country (including Canadian provinces and their instrumentalities) may be denominated in the currency of that or another country, or in multinational currency units.

COLLATERALIZED OBLIGATIONS generally are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions, such as Collateralized Automobile Receivables ("CARs") and Collateralized Mortgage Obligations ("CMOs"). The collateralized obligations will either be issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency.

CARs are generally automobile loan pass-through certificates issued by single purpose, stand alone financial subsidiaries or trusts (such as Grantor Trusts) of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions.

CMOs purchased by the fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

DERIVATIVE SECURITIES Although the fund has no present intention of investing in the following, it has the authority to enter into options on securities and options on futures, which are generally considered "derivative securities."

OPTIONS ON SECURITIES The fund may write covered call and put options and under limited circumstances purchase certain options on securities. An option on a security is a contract that allows the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The fund's current return can be expected to fluctuate because opportunities to realize net gains from a covered call and put option writing program and income yields vary as economic and market conditions change. The fund may receive a higher or lower total return from its positions in options than it would have received from its underlying securities if they had not been subject to options.

The fund does not engage in option writing strategies for speculative purposes, and writes call and put options on a covered basis only.

The fund may also purchase call and put options on securities, but only for limited purposes. The fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities and then only in amounts not exceeding 10% of its total assets. The fund's ability to purchase put options allows it to protect unrealized gains in appreciated U.S. government securities in its portfolio without actually selling the securities and while continuing to receive interest income on the securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The fund will pay brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the fund's portfolio turnover rate.

OPTIONS ON FUTURES The fund may purchase put and call options on interest rate futures contracts that are traded on exchanges licensed and regulated by the Commodities Futures Trading Commission (CFTC) for the purposes of options trading. The fund may not purchase or sell options on interest rate futures contracts if immediately thereafter the value of those contracts would constitute more than 30% of the fund's total assets or if the sum of the premiums paid for the options would exceed 5% of the fund's total assets.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) for a specified exercise price at any time before the option expires. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts that are, in the opinion of the manager, sufficiently correlated with the fund's portfolio to permit effective hedging against adverse changes in interest rates.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (I.E., to deliver a "long" position to the fund as the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put option, the writer of the option is obligated to purchase the futures contract (I.E., deliver a "short" position to the fund as the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.

The fund is entitled to be paid the amount of any gain realized by it with respect to any option it has purchased upon the exercise of the option. Most participants in the options markets, however, do not seek to realize their gains or losses by exercise of their options rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. The fund's ability to establish and close out options positions at fairly established prices is subject to the maintenance of a liquid market.

If the fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, the benefits received in an option transaction will be reduced by the amount of the premium and transaction costs paid by the fund. There may also be circumstances when the purchase of an option on an interest rate futures contract would result in a loss to the fund when the purchase (or sale) of the futures contract itself would not result in a loss, such as when there is no movement in the price of the futures contract or the underlying security. In the event of an adverse market movement, however, the fund will not be subject to a risk of loss on the option transaction beyond the price of the premium paid, plus any transaction costs.

LIMITATIONS ON FUTURES TRANSACTIONS The fund has represented to the CFTC that it will not purchase any options on interest rate futures contracts if, as a result, the sum of premiums paid for the options the fund has purchased would exceed 5% of the fund's total assets. This limitation on the fund's options transactions is not fundamental and may be changed by the board of trustees as the CFTC permits.

U.S. TREASURY ROLLS The fund may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of this strategy are (1) the fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

BORROWING The fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 15% of the fund's total assets, and additional investments may not be made while any amounts borrowed are in excess of 5% of the fund's total assets.

Rising Dividends Fund

The fund's investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval. Preservation of capital, while not an objective, is also an important consideration. Incidental to seeking its investment goal of long-term capital appreciation, the fund seeks current income.

The fund invests primarily in financially sound companies that have paid consistently rising dividends. The fund's manager believes that because of these companies' dividend records, their securities have a strong potential to increase in value. The manager believes that a focus on companies with a pattern of rising dividends will help the fund attain its goal of long-term capital appreciation. In addition, because capital preservation is an important consideration, the manager also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies generally. The manager also considers other factors, such as return on shareholder's equity, rate of earnings growth, and anticipated price/earnings ratios, in selecting investments for the fund.

The fund diversifies its investments among different companies in different industry segments, with no more than 25% of the fund's portfolio concentrated in any one industry.

The following is a description of the various types of securities the fund may buy.

FOREIGN SECURITIES The fund may invest in foreign securities, generally by purchasing sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs). The fund may also purchase the securities of foreign issuers directly in foreign markets if, in the manager's judgment, an established public trading market exists. The fund currently intends to limit its foreign investments to no more than 10% of its net assets.

The fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if (a) the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available.

DEPOSITARY RECEIPTS. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market, and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

BOTH FUNDS

The following is a description of the various types of securities each fund may buy.

EQUITY SECURITIES Equity securities generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock, preferred stock, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price. The Investment Grade Fund will not invest in any equity securities of an issuer if a majority of the issuer's debt securities are rated lower than B by Moody's or S&P.

REPURCHASE AGREEMENTS In a repurchase agreement, a fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The fund's custodian bank holds the securities subject to resale on behalf of the fund. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked to market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The funds, however, intend to enter into repurchase agreements only with banks or broker-dealers that the manager considers creditworthy.

SECURITIES LENDING Each fund may lend to broker-dealers portfolio securities with an aggregate market value up to 30% of its total assets. Each fund currently intends to limit its lending of securities to no more than 5% of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A fund may terminate a loan at any time and obtain the return of the securities. A fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay or even loss of rights in the collateral should the borrower fail.

ILLIQUID INVESTMENTS Each fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest each fund's portfolio in a temporary defensive manner. Under such circumstances, each fund may invest up to 100% of its assets in U.S. government securities, bank CDs, bankers' acceptances and high-grade commercial paper issued by domestic corporations, and commercial deposits or equivalents.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. Invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund.

2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value) or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

6. Purchase or hold securities of any issuer if, at the time of purchase or thereafter, any of the trustees or officers of the trust or the manager own beneficially more than one-half of 1%, and all such trustees or officers holding more than one-half of 1% together own beneficially more than 5% of the issuer's securities.

7. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (Does not preclude bona fide hedging transactions by the Investment Grade Fund, including the purchase or sale of options and options on futures contracts.)

8. Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

9. Invest in any issuer for purposes of exercising control or management.

10. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

Each fund presently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval.

Each fund may not:

1. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation.

2. With respect to the Investment Grade Fund, invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With respect to the Rising Dividends Fund, it may invest up to 10% of its assets in the securities of other investment companies, subject to the limitations of the Investment Company Act of 1940 (1940 Act), or more as they may be acquired pursuant to a merger, consolidation or acquisition of assets.

3. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

The Rising Dividends Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security a fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
------------------------------------------------------------------------------

INTEREST RATE RISK Because the Investment Grade Fund invests primarily in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities in which the Investment Grade Fund may invest generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy or, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the funds. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

A fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY RISK The funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the funds from transferring cash out of the country or withhold portions of interest and dividends at the source.

The funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the funds' flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the funds' investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The funds' board of trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board of trustees also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the funds' manager, any losses resulting from the holding of the funds' portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board of trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

COLLATERALIZED AUTOMOBILE RECEIVABLES (CARS) Because CARs are asset-backed securities, they have certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interests in the related collateral. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) CMOs and other mortgage-backed securities differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, the Investment Grade Fund will receive monthly scheduled payments of principal and interest on its investment in these securities, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. government securities in the Investment Grade Fund's portfolio, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent these securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the fund's principal investment to the extent of the premium paid.

OPTIONS AND OPTIONS ON FUTURES Purchasing call and put options involves the risk that the price of the underlying securities or interest rate futures contracts will not move in the anticipated direction during the option periods, and that the fund may lose all or some portion of the amount of the premiums it has paid (plus transaction costs). Options on interest rate futures contracts involve a somewhat greater risk because a liquid market for these options may not exist to permit the fund to establish or close out its positions. Although the Investment Grade Fund generally will purchase only options for which there appears to be an active market, there is no assurance that a liquid market on any exchange will exist for any particular option or at any particular time.

The principal risk with respect to writing covered call and put options is the Investment Grade Fund's possible inability to effect closing transactions at favorable prices. By writing the option, the fund agrees to buy or sell the security at a specified price during a specified period, and, until the option lapses (I.E., the specified period expires or the option is exercised) or is canceled by a closing transaction, the fund cannot sell the covering security to recognize a profit (or limit a loss). In addition, if the price of the underlying security does not move in the anticipated direction, the fund will have to sell or buy the covering security at a price that is below market (in the case of a security sold upon the exercise of a written call option) or buy the covering security at a price that is above market (in the case of a security purchased upon the exercise of a written put option) unless the fund can close out its optioned position prior to the option exercise date. Moreover, until an option lapses or is canceled by a closing transaction, the maximum sales price the fund may realize on a security subject to an option is limited to the option price. If the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The fund continues, however, to bear the risk of a decline in the price of a security subject to an option during the option period, although any potential loss during that period would be reduced by the amount of the option premium received. The fund expects to purchase and write only exchange traded options until such time as the manager determines that the over-the-counter market in options is sufficiently developed.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.

                            POSITION(S)
                            HELD WITH       PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       THE TRUST       DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------

Frank T. Crohn (74)
P.O. Box 810516
Boca Raton, FL 33481

Trustee

Chairman, Eastport Lobster & Fish Company; Director, Unity Mutual Life Insurance Company; trustee of two of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, Financial Benefit Life Insurance Company and Director, AmVestors Financial Corporation.

*William J. Lippman (73)
One Parker Plaza, 16th Floor
Fort Lee, NJ 07024

President, Chief Executive Officer and Trustee

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Charles Rubens II (68)
18 Park Road
Scarsdale, NY 10583

Trustee

Private investor; and trustee of three of the investment companies in the Franklin Templeton Group of Funds.

Leonard Rubin (73)
2 Executive Drive
Suite 560
Fort Lee,  NJ 07024

Trustee

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); trustee or director, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman of the Board, Carolace Embroidery Co., Inc. and President, F.N.C. Textiles, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann (72)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

The trust pays noninterested board members $1,800 per quarter plus $900 per meeting attended. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by the trust and by other funds in the Franklin Templeton Group of Funds.

                                                             NUMBER OF BOARDS IN
                         TOTAL FEES     TOTAL FEES RECEIVED      THE FRANKLIN
                          RECEIVED       FROM THE FRANKLIN    TEMPLETON GROUP OF
                       FROM THE FUND1    TEMPLETON GROUP OF  FUNDS ON WHICH EACH
        NAME                                   FUNDS2              SERVES3
-------------------------------------------------------------------------------
Frank T. Crohn             $20,400                                    2
Charles Rubens, II         $21,900                                    3
Leonard Rubin              $40,400                                    3

1. For the fiscal year ended September 30, 1998.
2. For the calendar year ended December 31, 1997.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The funds' manager is Franklin Advisory Services, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each fund to buy, hold or sell. The manager also selects the brokers who execute each fund's portfolio transactions. The manager provides periodic reports to the funds' board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the funds. Similarly, with respect to each fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The Rising Dividends Fund pays the manager a fee equal to an annual rate of:

o  0.75% of the value of net assets up to and including $500 million;
o 0.625% of the value of net assets over $500 million and not over $1 billion; and
o  0.50% of the value of net assets in excess of $1 billion.

The Investment Grade Fund pays the manager a fee equal to an annual rate of:

o  0.50% of the value of net assets up to and including $500 million;
o 0.45% of the value of net assets over $500 million and not over $1 billion; and
o  0.40% of the value of net assets in excess of $1 billion.

The fee is computed at the close of business on the first business day of each month according to the terms of the management agreement. Each fund's management agreement also provides for the payment of $40,000 per year the fund to the manager for the provision of certain accounting, bookkeeping and recordkeeping functions for the fund. Each class of each fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended September 30, the funds paid the following management fees:
                                           MANAGEMENT FEES PAID ($)
-------------------------------------------------------------------------------
                                     1998            1997            1996
-------------------------------------------------------------------------------
Rising Dividends Fund              3,577,836       2,483,231      2,052,026
Investment Grade Fund               251,633         182,521        144,011

ADMINISTRATOR AND SERVICES PROVIDED  Franklin Templeton Services,
Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each fund. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of each fund's average daily net assets up to $200 million;
o   0.135% of average daily net assets over $200 million up to $700 million;
o   0.10% of average daily net assets over $700 million up to $1.2 billion;
    and
o   0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended September 30, the manager 973432083paid FT Services the following administration fees:

                                 Administration Fees Paid ($)
  ----------------------------------------------------------------
                                     1998              1997
  ----------------------------------------------------------------
  Rising Dividends Fund            676,711           476,990
  Investment Grade Fund             75,488            54,757

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

For its services, Investor Services receives a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each fund's securities and other assets.

AUDITOR Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, is the funds' independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Rising Dividends Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Rising Dividends Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

Since most purchases by the Investment Grade Fund are principal transactions at net prices, the Investment Grade Fund incurs little or no brokerage costs. The Investment Grade Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended September 30, the Rising Dividends Fund paid the following brokerage commissions:

                   Brokerage Commissions ($)
  ------------------------------------------------
  1998                      478,453
  1997                      324,013
  1996                      235,013

During the fiscal years ended September 30, 1998, 1997 and 1996 the Investment Grade Fund did not pay any brokerage commissions.

As of September 30, 1998, the funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The funds receive income generally in the form of dividends (in the case of the Rising Dividends Fund) and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the funds.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS The Rising Dividends Fund and the Investment Grade Fund are authorized to invest in foreign currency denominated securities. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt instruments are generally treated as ordinary losses by the funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a fund may elect to pass-through to you your pro rata share of foreign taxes paid by the funds. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the tax code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS In order to avoid federal excise taxes, the tax code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

      o  98% of its taxable ordinary income earned during the calendar year;

      o 98% of its capital gain net income earned during the twelve month period ending October 31; and

      o  100% of any undistributed amounts from the prior year.

Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your shares in one fund for shares in another Franklin Templeton fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the funds on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in such fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton fund within 90 days of purchasing the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. You will be required by the IRS to report gain or loss on the redemption of your original shares in a fund. In so doing, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS As a corporate shareholder, you should note that 100% of the dividends paid by the Rising Dividends Fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Because the Investment Grade Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Investment Grade Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES The funds may invest in complex securities. Such investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Rising Dividends Fund and the Investment Grade Fund are diversified series of Franklin Managed Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust on July 15, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of a fund. The Declaration of Trust provides that each fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the funds may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the funds, their shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The Rising Dividends Fund currently offers three classes of shares, Class A, Class B, and Class C. The Investment Grade Fund currently offers two classes of shares, Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. The funds may offer additional classes of shares in the future. The full title of each class is:

o   Franklin Rising Dividends Fund -  Class A
o   Franklin Rising Dividends Fund -  Class B
o   Franklin Rising Dividends Fund -  Class C
o   Franklin Investment Grade Income Fund -  Class A
o   Franklin Investment Grade Income Fund -  Advisor Class

Shares of each class represent proportionate interests in a fund's assets. On matters that affect a fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of November 5, 1998, the principal shareholders of each fund, beneficial or of record, were:


Name and Address                 Share Class   Percentage (%)
---------------------------------------------------------------
INVESTMENT GRADE FUND

Corelink Financial Inc             Class A        10.25%
PO Box 4054
Concord, CA 94524-4054

Franklin Templeton Fund            Advisor         71.28%
Allocator
Conservative Target Fund
1810 Gateway 3rd Floor
San Mateo, CA 94404-2470

FTTC Cust. for the IRA of          Advisor         15.65%
Robert C. Kirkman
110 Tariffuille Rd.
Tariffuille, CT 06081-9618


From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of November 5, 1998, the officers and board members, as a group, owned of record and beneficially 3.77% of the outstanding shares of the Investment Grade Fund Advisor Class shares, less than 1% of the outstanding shares of the Investment Grade Fund Class A, and less than 1% of the outstanding shares of the other funds and classes.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The Investment Grade Fund's maximum initial sales charge is 4.25%. The Rising Dividends Fund's maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B. The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class B and C shares.

o Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the tax code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the tax code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Rising Dividends Fund

Size of Purchase - U.S. Dollars               Sales Charge (%)
---------------------------------------------------------------------
Under $30,000                                 3.0
$30,000 but less than $50,000                 2.5
$50,000 but less than $100,000                2.0
$100,000 but less than $200,000               1.5
$200,000 but less than $400,000               1.0
$400,000 or more                              0

Investment Grade Fund

Size of Purchase - U.S. Dollars               Sales Charge (%)
---------------------------------------------------------------------
Under $30,000                                 3.0
$30,000 but less than $100,000                2.0
$100,000 but less than $400,000               1.0
$400,000 or more                              0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in each fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% for the Rising Dividends Fund and 0.75% for the Investment Grade Fund on sales of $1 million to $2 million, plus 0.80% for the Rising Dividends Fund and 0.60% for the Investment Grade Fund on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge may also be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------
1 Year                               4
2 Years                              4
3 Years                              3
4 Years                              3
5 Years                              2
6 Years                              1
7 Years                              0

CDSC WAIVERS.  The CDSC for any share class will generally be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal 973432084plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and invested at net asset value. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with each fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Each fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the funds may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the funds value those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The funds value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the funds value them according to the broadest and most representative market as determined by the manager.

The Investment Grade Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The funds determine the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the funds' shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

DISTRIBUTORS is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended September 30:


                                                              Amount Received in
                                                               Connection with
                       Total Commissions  Amount Retained by   Redemptions and
                         Received ($)      Distributors ($)    Repurchases ($)
-------------------------------------------------------------------------------
1998

Rising Dividends Fund      1,956,311            187,279               20,936
Investment Grade Fund        253,894             17,824                  184

1997

Rising Dividends Fund        796,459             80,759                2,425
Investment Grade Fund        240,446             15,287                    0

1996

Rising Dividends Fund        502,383             53,786                  758
Investment Grade Fund        125,138              8,042                    0

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under the plan, each fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the funds, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by each fund under its Class A plan may not exceed 0.50% in the case of the Rising Dividends Fund or 0.25% in the case of the Investment Grade Fund per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them. In addition, the Rising Dividends Fund's Class A plan provides that up to an additional 0.25% may be paid to Distributors or others as a service fee to reimburse such service providers for personal services provided to shareholders of the funds and/or the maintenance of shareholder accounts.

The Class A plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS B AND C PLANS. Under the Class B and C plans, the Rising Dividends Fund pays Distributors up to 0.75% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The Rising Dividends Fund may also pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to each of the Class B and C plans are also used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the funds, the manager or Distributors or other parties on behalf of the funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the funds and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the funds' board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Each Class A plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended September 30, 1998, Distributors eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts each fund paid Distributors under the plans were as follows:

                        Distributors' Eligible
                             Expenses ($)         Amount Paid by the Fund ($)
-------------------------------------------------------------------------------
Rising Dividends              2,203,900                    2,017,988
Fund - Class A
Rising Dividends                505,175                      270,090
Fund - Class C
Investment Grade                130,037                      137,511
Fund - Class A

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the funds. The average annual total returns for the indicated periods ended September 30, 1998, were:

                   1 Year         5 Years                    10 Years
-----------------------------------------------------------------------------
Rising Dividends   -14.27%        11.09%                     11.32%
Fund - Class A
Investment Grade   2.00%           3.78%                      6.62%
Fund - Class A
                   1 Year         Since Inception (5/1/95)
-------------------------------------------------------------

Rising Dividends   -11.17%        16.77%
Fund - Class C

These figures were calculated according to the SEC formula:

      n
P(1+T)   = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
            payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended September 30, 1998, were:


                1 Year           5 Years                   10 Years
----------------------------------------------------------------------------
Rising          -14.27%          69.20%                    192.17%
Dividends Fund
- Class A
Investment      2.00%            20.36%                    89.81%
Grade Fund -
Class A
                1 Year           Since Inception (5/1/95)
-----------------------------------------------------------

Rising          -11.17%          69.83%
Dividends Fund
- Class C

CURRENT YIELD Current yield shows the income per share earned by the funds. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended September 30, 1998 are:

                                                 CLASS A        CLASS C
-------------------------------------------------------------------------------
Franklin Rising Dividends Fund                   0.80%          0.31%
Franklin Investment Grade Fund                   4.08%          N/A


These figures were obtained using the following SEC formula:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a =  dividends and interest earned during the period
b =  expenses accrued for the period (net of reimbursements)
c =  the average daily number of shares outstanding during the   period that
     were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended September 30, 1998, were:

                                                 CLASS A        CLASS C
-------------------------------------------------------------------------------
Franklin Rising Dividends Fund                   0.81%          0.03%
Franklin Investment Grade Fund                   4.54%          N/A


VOLATILITY Occasionally statistics may be used to show the funds' volatility or risk. Measures of volatility or risk are generally used to compare the funds' net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the funds invest. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in a fund may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o  Salomon Brothers Composite High Yield Index or its component indices
   - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for a fund may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare each fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $208 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the funds and their shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




FRANKLIN INVESTMENT GRADE INCOME FUND

ADVISOR CLASS

FRANKLIN MANAGED TRUST

STATEMENT OF
ADDITIONAL INFORMATION

FEBRUARY 1, 1999

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated February 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended September 30, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Bond Ratings

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOAL AND STRATEGIES
------------------------------------------------------------------------------

The fund's investment goal is to seek a maximum level of income consistent with prudent exposure to risk. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its goal by investing primarily in intermediate-term, investment grade debt securities. It may also invest in dividend-paying common and preferred stocks.

At times, particularly during periods when the yield curve is positive, the fund will try to provide a higher yield than that available from a money market fund, while attempting to avoid the potential risks to principal often associated with both non-investment grade securities and longer-term instruments.

Below is a description of various types of securities that the fund may buy.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Debt securities within the top three categories (AAA, AA, A by Standard & Poor's Corporation (S&P) or Aaa, Aa, A by Moody's Investors Services (Moody's) comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. Debt securities rated B by Moody's are regarded as generally lacking the characteristics of desirable investments and, in Moody's judgment, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities rated BB or B by S&P are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Generally, a lower rating indicates higher risk.

The fund may invest up to 25% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's.) The fund, however, will not invest in any debt securities rated lower than B by Moody's or S&P. Similarily, the fund will not invest in any unrated debt securities that the fund considers to be of lower comparable quality than securities rated B by Moody's or S&P. At present, the fund does not intend to invest more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P.

Although market risks are inherent in any investment program, the fund believes that, for securities rated "investment grade," these risks may be reduced by the manager's careful analysis of the relative values offered among the investment alternatives available at the time of purchase. Moreover, while the opinion of the rating services is considered in selecting securities rated lower than "investment grade" for the fund's portfolio, the manager relies primarily on its own credit analysis, which consists of a study of the existing debt issuer's capital structure, ability to service debt and to pay dividends, and the current trend of earnings, for any such company under consideration for investment by the fund. The net asset value per share of the fund will fluctuate, however, as the market value of its investment portfolio fluctuates.

Although the fund normally invests at least 65% of its total assets in intermediate-term obligations, the fund may invest the remaining 35%, to the extent available and permissible, in obligations with maturities that are shorter than two years or longer than ten years at the time of purchase. The average maturity of the debt securities in the fund's portfolio will fluctuate depending upon the manager's judgment as to future interest rate changes.

ADDITIONAL INFORMATION ON RATES OF RETURN. Since 1926 bonds have typically provided a return averaging over 2% above the inflation rate. The following table demonstrates the real rate of return from corporate bonds rated "A" by Moody's over the past ten years. Investors should note that the fund's portfolio is not comprised exclusively of such bonds. Accordingly, the table is for illustrative purposes only and is not indicative of the fund's past, present or future performance. Moreover, historical returns are not indicative of future returns. The source of this information is the U.S. Bureau of Labor Statistics and Lehman Brothers:

                                            REAL RATES OF RETURN
                                    Lehman
                                   Brothers                           Real
                                   Corporate         Inflation       Rate of
                                 A Bond Index1      Rate (CPI)2      Return
------------------------------------------------------------------------------

1988 .......................        8.78%            4.42%            4.18%
1989 .......................       14.15             4.65             9.08
1990 .......................        7.33             6.11             1.15
1991 .......................       18.70             3.06            15.18
1992 .......................        8.80             2.90             5.73
1993 .......................       12.01             2.75             9.01
1994 .......................       -4.23             2.67            -6.72
1995 .......................       22.41             2.54            19.38
1996 .......................        3.17             3.32            -0.15
------------------------------------------------------------------------------
1997 .......................        9.72             1.70             7.89
Average ....................       10.08             3.41             6.47

1. Standard & Poor's(R) Micropal (Lehman Brothers Corporate A Bond Index). Investors cannot invest directly in an index.
2. Standard & Poor's(R) Micropal (U.S. Bureau of Labor Statistics). Inflation rate is demonstrated by annual rates of the Consumer Price Index (CPI).

PUTABLE BONDS are obligations that allow a holder to redeem the securities at the holder's option on a date or dates before the final stated maturity. The fund will consider the optional redemption date or dates as the effective maturity of the obligations. When purchasing obligations that require the obligor to repay periodically portions of the obligation before the stated final maturity (whether by operation of a fixed known pro rata sinking fund or, as in collateralized securities, by the periodic passing through of variable payments made to the issuer on the underlying collateral), the expected average life or average term of the investment may also be considered to be its effective maturity. These are not a fundamental policy of the fund and may be changed by the fund's board of trustees.

U.S. GOVERNMENT SECURITIES The fund may invest in all types of U.S. government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as the Government National Mortgage Association ("GNMA"), the Export-Import Bank and the Farmers Home Administration. Some of the fund's investments will include obligations that are supported by the full faith and credit of the U.S. government. In the case of U.S. government obligations that are not backed by the full faith and credit of the U.S. government (e.g., obligations of the Federal National Mortgage Association ("FNMA") and a Federal Home Loan Bank), the fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

FOREIGN SECURITIES Investments in debt securities issued by foreign corporations, governments and their instrumentaliites, and by supranational entities offer potential benefits not available from investments solely in securities issued by the U.S. government. The fund presently has no intention of investing more than 25% of its assets in foreign debt securities. The fund does not presently intend to buy debt securities of issuers in developing nations.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Development Bank and the Asian Development Bank.

The fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its goal and policies. Securities of issuers within a given country (including Canadian provinces and their instrumentalities) may be denominated in the currency of that or another country, or in multinational currency units.

COLLATERALIZED OBLIGATIONS generally are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions, such as Collateralized Automobile Receivables ("CARs") and Collateralized Mortgage Obligations ("CMOs"). The collateralized obligations will either be issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency.

CARs are generally automobile loan pass-through certificates issued by single purpose, stand alone financial subsidiaries or trusts (such as Grantor Trusts) of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions.

CMOs purchased by the fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, which are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. The fund will not invest in any equity securities of an issuer if a majority of the issuer's debt securities are rated lower than B by Moody's or S&P.

DERIVATIVE SECURITIES Although the fund has no present intention of investing in the following, it has the authority to enter into options on securities and options on futures, which are generally considered "derivative securities."

OPTIONS ON SECURITIES. The fund may write covered call and put options and under limited circumstances purchase certain options on securities. An option on a security is a contract that allows the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The fund's current return can be expected to fluctuate because opportunities to realize net gains from a covered call and put option writing program and income yields vary as economic and market conditions change. The fund may receive a higher or lower total return from its positions in options than it would have received from its underlying securities if they had not been subject to options.

The fund does not engage in option writing strategies for speculative purposes, and writes call and put options on a covered basis only.

The fund may also purchase call and put options on securities, but only for limited purposes. The fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities and then only in amounts not exceeding 10% of its total assets. The fund's ability to purchase put options allows it to protect unrealized gains in appreciated U.S. government securities in its portfolio without actually selling the securities and while continuing to receive interest income on the securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The fund will pay brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the fund's portfolio turnover rate.

OPTIONS ON FUTURES. The fund may purchase put and call options on interest rate futures contracts that are traded on exchanges licensed and regulated by the Commodities Futures Trading Commission (CFTC) for the purposes of options trading. The fund may not purchase or sell options on interest rate futures contracts if immediately thereafter the value of those contracts would constitute more than 30% of the fund's total assets or if the sum of the premiums paid for the options would exceed 5% of the fund's total assets.

 A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) for a specified exercise price at any time before the option expires. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts that are, in the opinion of the manager, sufficiently correlated with the fund's portfolio to permit effective hedging against adverse changes in interest rates.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (i.e., to deliver a "long" position to the fund as the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put option, the writer of the option is obligated to purchase the futures contract (i.e., deliver a "short" position to the fund as the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.

The fund is entitled to be paid the amount of any gain realized by it with respect to any option it has purchased upon the exercise of the option. Most participants in the options markets, however, do not seek to realize their gains or losses by exercise of their options rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. The fund's ability to establish and close out options positions at fairly established prices is subject to the maintenance of a liquid market.

If the fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, the benefits received in an option transaction will be reduced by the amount of the premium and transaction costs paid by the fund. There may also be circumstances when the purchase of an option on an interest rate futures contract would result in a loss to the fund when the purchase (or sale) of the futures contract itself would not result in a loss, such as when there is no movement in the price of the futures contract or the underlying security. In the event of an adverse market movement, however, the fund will not be subject to a risk of loss on the option transaction beyond the price of the premium paid, plus any transaction costs.

LIMITATIONS ON FUTURES TRANSACTIONS. The fund has represented to the CFTC that it will not purchase any options on interest rate futures contracts if, as a result, the sum of premiums paid for the options the fund has purchased would exceed 5% of the fund's total assets. This limitation on the fund's options transactions is not fundamental and may be changed by the board of trustees as the CFTC permits.

U.S. TREASURY ROLLS The fund may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of this strategy are 1) the fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

SECURITIES LENDING The fund may lend to broker-dealers portfolio securities with an aggregate market value up to 30% of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund may terminate the loans at any time and obtain the return of the securities. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

REPURCHASE AGREEMENTS The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers which have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

ILLIQUID INVESTMENTS The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

BORROWING The fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 15% of the fund's total assets, and additional investments may not be made while any amounts borrowed are in excess of 5% of the fund's total assets.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in U.S. government securities, bank CD's, bankers' acceptances, high-grade commercial paper issued by domestic corporations and commercial deposits or equivalents.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

 1. Invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund.

 2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

 3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value) or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

 4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

 6. Purchase or hold securities of any issuer if, at the time of purchase or thereafter, any of the trustees or officers of the Trust or the manager owns beneficially more than one-half of 1%, and all such trustees or officers holding more than one-half of 1% together own beneficially more than 5% of the issuer's securities.

 7. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (Does not preclude bona fide hedging transactions by the fund, including the purchase or sale of options and options on futures contracts.)

 8. Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

 9. Invest in any issuer for purposes of exercising control or management.

10. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

ADDITIONAL RESTRICTIONS. The fund presently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval. Under these restrictions, the fund may not:

1. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation.

2. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

3. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
------------------------------------------------------------------------------

There is no assurance that the fund will meet its investment goal. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

INTEREST RATE RISK Because the fund invests primarily in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

FOREIGN SECURITIES You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and
(vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY RISK The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board of trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board of trustees also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board of trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy or, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated dent securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery.

COLLATERALIZED AUTOMOBILE RECEIVABLES (CARS) Because CARs are asset-backed securities, they have certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interests in the related collateral. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) Because CMOs and other mortgage-backed securities differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, the fund will receive monthly scheduled payments of principal and interest on its investment in these securities, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. government securities in the fund's portfolio, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent these securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the fund's principal investment to the extent of the premium paid.

OPTIONS AND OPTIONS ON FUTURES Purchasing call and put options involves the risk that the price of the underlying securities or interest rate futures contracts will not move in the anticipated direction during the option periods, and that the fund may lose all or some portion of the amount of the premiums it has paid (plus transaction costs). Options on interest rate futures contracts involve a somewhat greater risk because a liquid market for these options may not exist to permit the fund to establish or close out its positions. Although the fund generally will purchase only options for which there appears to be an active market, there is no assurance that a liquid market on any exchange will exist for any particular option or at any particular time.

The principal risk with respect to writing covered call and put options is the fund's possible inability to effect closing transactions at favorable prices. By writing the option, the fund agrees to buy or sell the security at a specified price during a specified period, and, until the option lapses (i.e., the specified period expires or the option is exercised) or is canceled by a closing transaction, the fund cannot sell the covering security to recognize a profit (or limit a loss). In addition, if the price of the underlying security does not move in the anticipated direction, the fund will have to sell or buy the covering security at a price that is below market (in the case of a security sold upon the exercise of a written call option) or buy the covering security at a price that is above market (in the case of a security purchased upon the exercise of a written put option) unless the fund can close out its optioned position prior to the option exercise date. Moreover, until an option lapses or is canceled by a closing transaction, the maximum sales price the fund may realize on a security subject to an option is limited to the option price. If the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The fund continues, however, to bear the risk of a decline in the price of a security subject to an option during the option period, although any potential loss during that period would be reduced by the amount of the option premium received. The fund expects to purchase and write only exchange traded options until such time as the manager determines that the over-the-counter market in options is sufficiently developed.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the fund's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.

                            POSITION(S)
                            HELD WITH       PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       THE TRUST       DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------

Frank T. Crohn (74)
P.O. Box 810516
Boca Raton, FL 33481

Trustee

Chairman, Eastport Lobster & Fish Company; Director, Unity Mutual Life Insurance Company; trustee of two of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, Financial Benefit Life Insurance Company and Director, AmVestors Financial Corporation.

*William J. Lippman (73)
One Parker Plaza, 16th Floor
Fort Lee, NJ 07024

President, Chief Executive Officer and Trustee

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Charles Rubens II (68)
18 Park Road
Scarsdale, NY 10583

Trustee

Private investor; and trustee of three of the investment companies in the Franklin Templeton Group of Funds.

Leonard Rubin (73)
2 Executive Drive
Suite 560
Fort Lee,  NJ 07024

Trustee

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); trustee or director, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman of the Board, Carolace Embroidery Co., Inc. and President, F.N.C. Textiles, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann (72)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

The trust pays noninterested board members $1,800 per quarter plus $900 per meeting attended. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by the trust and by other funds in the Franklin Templeton Group of Funds.

--------------------------------------------------------------------------------
                                                             NUMBER OF BOARDS
                                                              IN THE FRANKLIN
                                            TOTAL FEES      TEMPLETON GROUP OF
                           TOTAL FEES    RECEIVED FROM THE    FUNDS ON WHICH
                            RECEIVED    FRANKLIN TEMPLETON     EACH SERVES3
                            FROM THE      GROUP OF FUNDS2
          NAME               TRUST1
--------------------------------------------------------------------------------
Frank T. Crohn               $10,800             $                   2
--------------------------------------------------------------------------------
Charles Rubens, II            11,700                                 3
--------------------------------------------------------------------------------
Leonard Rubin                 11,700                                 3
--------------------------------------------------------------------------------

1. For the fiscal year ended September 30, 1998.
2. For the calendar year ended December 31, 1997.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisory Services, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES  The fund pays the manager a fee equal to a daily rate of:

o 0.50% of the value of net assets up to and including $500 million; 0.45% of the value of net assets over $500 million and not over $1
o   billion; and
o   0.40% of the value of net assets in excess of $1 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. The management agreement also provides for the payment of $40,000 per year by the fund to the manager for the provision of certain accounting, bookkeeping and recordkeeping functions for the fund. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended September 30, the fund paid the following management fees:

                  Management Fees Paid ($)
-------------------------------------------------
1998                       251,633
1997                       182,521
1996                       144,011

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of the fund's average daily net assets up to $200 million;
o   0.135% of average daily net assets over $200 million up to $700 million;
o   0.10% of average daily net assets over $700 million up to $1.2 billion;
    and
o   0.075% of average daily net assets over $1.2 billion.

During the last two fiscal years ended September 30, the manager paid FT Services the following administration fees:

                 Administration Fees Paid ($)
  ------------------------------------------------
  1998                      75,488
  1997                      54,757

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800,
Philadelphia, Pennsylvania 19103, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended September 30, 1998, 1997 and 1996, the fund did not pay any brokerage commissions.

As of September 30, 1998, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if such election is made.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the tax code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS In order to avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

      o   98% of its taxable ordinary income earned during the calendar year;

      o 98% of its capital gain net income earned during the twelve month period ending October 31; and

      o   100% of any undistributed amounts from the prior year.

The fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your shares in one fund for shares in another Franklin Templeton fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton fund within 90 days of purchasing the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. You will be required by the IRS to report gain or loss on the redemption of your original shares in the fund. In so doing, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. Such investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The fund is a diversified series of Franklin Managed Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust on July 15, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The fund currently offers two classes of shares, Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class I. The fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Investment Grade Income Fund - Class A
o  Franklin Investment Grade Income Fund - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of November 5, 1998, the principal shareholders of the fund, beneficial or of record, were:

Name and Address               Share Class      Percentage (%)
--------------------------   ---------------   ---------------
Corelink Financial Inc.           Class A          10.25%
P.O. Box 4054
Concord, CA 94524-4054

Franklin Templeton Fund        Advisor Class       71.28%
Allocator
Conservative Target Fund
1810 Gateway, 3rd Flr
San Mateo, CA  94404-2470

FTTC Cust. for the IRA of      Advisor Class       15.65%
Robert C. Kirkman
110 Tarifuille Rd.
Tariffuille, CT  06081-9618

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of November 5, 1998, the officers and board members, as a group, owned of record and beneficially 3.77% of the fund's Advisor Class shares and less than 1% of the outstanding shares of Class A. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and invested at net asset value. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission (SEC). In the case of redemption requests [in excess of these amounts], the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 2, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the fund's Class A shares. For periods after January 2, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended September 30, 1998, were:


                      1 Year      5 Years     10 Years
----------------------------------------------------------
Advisor Class         6.91%       4.77%       7.13%

These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
            payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended September 30, 1998, were:


                      1 Year      5 Years     10 Years
----------------------------------------------------------
Advisor Class         6.91%       26.23%      99.14%

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended September 30, 1998, was:

                         Yield
-------------------------------------
Advisor Class           4.38%

These figures were obtained using the following SEC formula:

Yield = 2 [(A-B + 1)6 - 1]
            cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the net asset value per share on the last day of the  period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended September 30, 1998, was:

                         Distribution Rate
--------------------------------------------
Advisor Class                 4.54%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $208 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                            Franklin Managed Trust
                              File Nos. 33-9994
                                   811-4894

                                  FORM N-1A
                                    PART C
                              OTHER INFORMATION

ITEM 23.    EXHIBITS

The following exhibits, are incorporated by reference to the previously filed document indicated below, except as noted:

      (A)   ARTICLES OF INCORPORATION

            (i) Amended and Restated Agreement and Declaration of Trust dated October 30, 1986
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust dated June 28, 1988
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

            (iii) Certificate of Amendment of Agreement and  Declaration of
                  Trust dated March 13, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

      (B)   BY-LAWS

            (i)  By-Laws
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

      (C)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

                  Not Applicable

      (D)   INVESTMENT ADVISORY CONTRACTS

            (i) Management Agreement between Franklin Rising Dividends Fund and Franklin Advisory Services, Inc., dated July 1, 1996
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

            (ii) Management Agreement between Franklin Investment Grade Income Fund and Franklin Advisory Services, Inc., dated July 1, 1996.
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

      (E)   UNDERWRITING CONTRACTS

            (i) Amended and Restated Distribution Agreement between Franklin/Templeton Distributors, Inc. and Franklin Managed Trust dated April 23, 1995
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998

      (F)   BONUS OR PROFIT SHARING CONTRACTS

                  Not Applicable

      (G)   CUSTODIAN AGREEMENTS

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Registrant:    Franklin New York Tax-Free Trust
                  Filing:   Post-Effective Amendment No. 13 to Registration
                  Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1996

            (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Registrant: Franklin New York Tax-Free Trust
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1996

            (iii) Amendment dated May 7, 1997 to Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date:  January 29, 1998

            (iv) Amendment dated February 27, 1998 to Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996


            (v) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated February 27, 1998

      (H)   OTHER MATERIAL CONTRACTS

             (i) Subcontract for Fund Administrative Services dated July 1, 1996 between Franklin Advisory Services, Inc. and Franklin Templeton Services, Inc.

      (I)   LEGAL OPINIONS

             (i)  Opinion and Consent of counsel dated November 20, 1998

      (J)   OTHER OPINIONS

              (i) Consent of Independent Accountants

      (K)   OMITTED FINANCIAL STATEMENTS;

              Not Applicable

      (L)   INITIAL CAPITAL AGREEMENTS

            (i)  Letter of Understanding dated April 12, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

      (M)   RULE 12B-1 PLAN

            (i)  Amended and Restated Distribution Plan between Franklin
                  Rising Dividends Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

           (ii) Amended and Restated Distribution Plan between Franklin Investment Grade Income Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

           (iii) Class II Distribution Plan between Franklin Managed Trust on behalf of Franklin Rising Dividends Fund - Class II, and Franklin/Templeton Distributors, Inc., pursuant to Rule 12b-1 dated March 30, 1995
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 30, 1995

      (N)   RULE 18F-3 PLAN

            (i) Multiple Class Plan for Franklin Investment Grade Income Fund dated June 12, 1996
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

            (ii) Multiple Class Plan for Franklin Rising Dividends Fund dated October 19, 1995
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date:  January 29, 1998

      (O) POWER OF ATTORNEY

            (i)   Power of Attorney dated March 13, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

            (ii)  Certificate of Secretary dated March 13, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

     (27)   Financial Data Schedule

            (i)   Financial Data Schedule for Franklin Rising Dividends Fund
                  - Class I

            (ii)  Financial Data Schedule for Franklin Rising Dividends Fund
                  - Class II

            (iii) Financial Data Schedule for Franklin Investment Grade
                  Income Fund - Class I

            (iv) Financial Data Schedule for Franklin Investment Grade Income Fund - Advisor Class

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            None

ITEM 25.    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws, Management and Distribution Agreements, previously filed as exhibits and incorporated herein by reference.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-51967), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.    PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section
31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose principal address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 29.     MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.    UNDERTAKINGS

Not Applicable

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 24th day of November, 1998.

                                   FRANKLIN MANAGED TRUST
                                   (Registrant)

                              By: /S/ WILLIAM J. LIPPMAN*
                                   William J. Lippman,
                                   President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

WILLIAM J. LIPPMAN*                  Principal Executive Officer and Trustee
William J. Lippman                   Dated: November 24, 1998

MARTIN L. FLANAGAN*                  Principal Financial Officer
Martin L. Flanagan                   Dated: November 24, 1998

DIOMEDES LOO-TAM*                    Principal Accounting Officer
Diomedes Loo-Tam                     Dated: November 24, 1998

FRANK T. CROHN*                      Trustee
Frank T. Crohn                       Dated: November 24, 1998

CHARLES RUBENS, II*                  Trustee
Charles Rubens, II                   Dated: November 24, 1998

LEONARD RUBIN*                       Trustee
Leonard Rubin                        Dated: November 24, 1998


*By:  /s/ Larry L. Greene
  Larry L. Greene, Attorney-in-Fact
 (Pursuant to Powers of Attorney previously filed)

                            FRANKLIN MANAGED TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.        DESCRIPTION                                     LOCATION

EX-99.(a)(i)       Amended and Restated Agreement and Declaration        *
                   of Trust dated October 30, 1986
                                                                         *
EX-99.(a)(ii)      Certificate of Amendment of Agreement and             *
                   Declaration of Trust dated June 28, 1988

EX-99.(a)(iii)     Certificate of Amendment of Agreement and             *
                   Declaration of Trust dated March 13, 1995

EX-99.(b)(i)       By-Laws                                               *

EX-99.(d)(i)       Management Agreement between Franklin Rising          *
                   Dividends Fund and Franklin Advisory Services,
                   Inc., dated July 1, 1996

EX-99.(d)(ii)      Management Agreement between Franklin                 *
                   Investment Grade Income Fund and Franklin
                   Advisory Services, Inc., dated July 1, 1996

EX-99.(e)(i)       Amended and Restated Distribution Agreement           *
                   between Franklin/Templeton Distributors, Inc., and Franklin Managed Trust dated April 23, 1995

EX-99.(e)(ii)      Forms of Dealer Agreements between                Attached
                   Franklin/Templeton Distributors, Inc., and
                   Securities Dealers dated March 1, 1998

EX-99.(g)(i)       Master Custody Agreement between Registrant and       *
                   Bank of New York dated February 16, 1996

EX-99.(g)(ii)      Terminal Link Agreement between Registrant and        *
                   Bank of New York dated February 16, 1996

EX-99.(g)(iii)     Amendment dated May 7, 1997 to Master Custody         *
                   Agreement between the Registrant and Bank of New York dated February 16, 1996

EX-99.(g)(iv)      Amendment dated February 27, 1998 to Master       Attached
                   Custody Agreement between the Registrant and Bank of New York dated February 16, 1996

EX-99.(g)(v)       Foreign Custody Manager Agreement between the     Attached
                   Registrant and The Bank of New York dated
                   February 27, 1998

EX-99.(h)(i)       Subcontract for Fund Administrative Services      Attached
                   dated July 1, 1996  between Franklin Advisory
                   Services, Inc. and Franklin Templeton Services,
                   Inc.

EX-99.(i)(i)       Opinion and consent of counsel dated November     Attached
                   20, 1998

EX-99.(j)(i)       Consent of Independent Accountants                Attached

EX-99.(l)(i)       Letter of Understanding dated April 12, 1995          *

EX-99.(m)(i)       Amended and Restated Distribution Plan between        *
                   Franklin Rising Dividends Fund and
                   Franklin/Templeton Distributors, Inc., dated
                   July 1, 1993

EX-99.(m)(ii)      Amended and Restated Distribution Plan between        *
                   Franklin Investment Grade Income Fund and
                   Franklin/Templeton Distributors, Inc., dated
                   July 1, 1993

EX-99.(m)(iii)     Class II Distribution Plan between Franklin           *
                   Managed Trust on behalf of Franklin Rising
                   Dividends Fund - Class II and
                   Franklin/Templeton Distributors, Inc., dated
                   March 30, 1995
EX-99.(n)(i)       Multiple Class Plan for Franklin Investment           *
                   Grade Income Fund

EX-99.(n)(ii)      Multiple Class Plan for Franklin Rising               *
                   Dividends Fund

EX-99.(o)(i)       Power of Attorney dated March 13, 1995                *

EX-99.(o)(ii)      Certificate of Secretary dated March 13, 1995         *

EX-27.(i)          Financial Data Schedule for Franklin Rising       Attached
                   Dividends Fund - Class I

EX-27.(ii)         Financial Data Schedule for Franklin Rising       Attached
                   Dividends Fund - Class II

EX-27.(iii)        Financial Data Schedule for Franklin Investment   Attached
                   Grade Income Fund - Class I

EX-27.(iv)         Financial Data Schedule for Franklin Investment   Attached
                   Grade Income Fund - Advisor Class

* Incorporated by reference